AMENDMENT No. 9

     AMENDMENT AGREEMENT No. 9 (this "Amendment") dated as of April 20, 2000 among FINLAY ENTERPRISES, INC. a Delaware corporation (the "Parent"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Company"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent"), for the Lenders.

                             W I T N E S S E T H :

     WHEREAS, the Parent, the Company, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 11, 1997 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement");

     WHEREAS, subject to the terms and conditions contained herein the parties hereto desire that certain provisions of the Credit Agreement be amended;

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Amendment to Credit Agreement. Upon the Effective Date (as defined herein), the Credit Agreement shall be amended as follows: (a) The definition of "EBITDA" contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the term "$27 million" appearing in clause (ii)(D) thereof with the term "$28.631 million".

     3. Representations and Warranties. Each of the Parent and the Company represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

     (a) Each of the Parent and the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (b) This Amendment has been duly executed and delivered by the Parent and the Company and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the Company, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

     (d) After giving effect to this Amendment, each of the Company and the Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

     (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

     (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     4. Effective Date. This Amendment shall not become effective (the "Effective Date") until (i) this Amendment has been duly executed and delivered by the Company, the Parent, the Majority Lenders and the Agent; and (ii) the acknowledgement attached hereto shall have been executed and delivered by each of the Subsidiaries.

     5. Expenses. The Company agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     6. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Each of the Company and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

     7. Gold Consignment Agreement. The Lenders hereby consent to the execution and delivery by the Company of an amendment to the Gold Consignment Agreement consistent with the terms of this Amendment.

     8. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this

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

Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

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

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.

                                 FINLAY ENTERPRISES, INC.


                                  By: /s/ Bruce Zurlnick
                                      ---------------------------------------
                                      Name:  Bruce Zurlnick
                                      Title: Senior Vice President and Chief
                                      Financial Officer

                                  FINLAY FINE JEWELRY CORPORATION


                                  By: /s/ Bruce Zurlnick
                                      ---------------------------------------
                                      Name:  Bruce Zurlnick
                                      Title: Senior Vice President and Chief
                                      Financial Officer


                                  GENERAL ELECTRIC CAPITAL CORPORATION,
                                  Individually and as Agent


                                  By: /s/ James F. Hogan, Jr.
                                      ---------------------------------------
                                      Name:  James F. Hogan, Jr.
                                      Title: Duly Authorized Signatory

                                  FLEET PRECIOUS METALS, INC.


                                  By: /s/ Richard M. Seufert
                                      ---------------------------------------
                                      Name:  Richard M. Seufert
                                      Title: Vice President

                                  By: /s/ John M. Regan
                                      ---------------------------------------
                                      Name:  John M. Regan
                                      Title: Vice President

                                  THE CHASE MANHATTAN BANK

                                  By: /s/ Irene B. Spector
                                      ---------------------------------------
                                      Name:  Irene B. Spector
                                      Title: Vice President

                                  GOLDMAN SACHS CREDIT PARTNERS L.P.


                                  By: /s/  Stephen B. King
                                      ---------------------------------------
                                      Name:  Stephen B. King
                                      Title: Authorized Singatory

                                  ABN AMRO BANK N.V.


                                  By: /s/ Jeffrey Sarfaty
                                      ---------------------------------------
                                      Name:  Jeffrey Sarfaty
                                      Title:    Vice President

                                  By: /s/ Ned Koppelson
                                      ---------------------------------------
                                      Name:  Ned Koppelson
                                      Title: Vice President

                                  BANK LEUMI


                                  By: /s/ D. Selove
                                      ---------------------------------------
                                      Name:  D. Selove
                                      Title: Vice President

                                  By: /s/ J. Pfeffer
                                      ---------------------------------------
                                      Name:  J. Pfeffer
                                      Title: Senior Vice President


                                  TRANSAMERICA BUSINESS CREDIT
                                  CORPORATION


                                  By: /s/ Michael S. Burns
                                      ---------------------------------------
                                      Name:  Michael S. Burns
                                      Title: Senior Vice President

Each of the Guarantors, by signing below, confirms in favor of the Agent and the Lenders that it consents to the terms and conditions of the foregoing Amendment No. 9 relating to the Amended and Restated Credit Agreement and agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under its respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.

FINLAY JEWELRY, INC.


By: /s/ Bruce Zurlnick
    -----------------------------------------
    Name:  Bruce Zurlnick
    Title: Senior Vice President and Chief Financial Officer


SONAB HOLDINGS, INC.


By: /s/ Bruce Zurlnick
    -----------------------------------------
    Name:  Bruce Zurlnick
    Title: Senior Vice President and Chief Financial Officer


SONAB INTERNATIONAL, INC.


By: /s/ Bruce Zurlnick
    -----------------------------------------
    Name:  Bruce Zurlnick
    Title: Senior Vice President and Chief Financial Officer


SOCIETE NOUVELLE D'ACHAT DE BIJOUTERIE - S.O.N.A.B.


By: /s/ Bruce Zurlnick
    -----------------------------------------
    Name:  Bruce Zurlnick
    Title: Attorney-in-Fact


FINLAY MERCHANDISING & BUYING, INC.


By: /s/ Bruce Zurlnick
    -----------------------------------------
    Name:  Bruce Zurlnick
    Title: Senior Vice President and Chief Financial Officer